Exhibit 99.1

Compass Pathways and Greenbrook TMS enter into three-year research collaboration agreement

Three-year research collaboration will investigate the development of scalable, commercial delivery models for COMP360 psilocybin treatment, if FDA-approved

January 5, 2024

Compass Pathways plc (Nasdaq: CMPS) (“Compass”), a biotechnology company dedicated to accelerating patient access to evidence-based innovation in mental health, and Greenbrook TMS Inc. (NASDAQ: GBNH) (“Greenbrook TMS”), a leading provider of Transcranial Magnetic Stimulation and Spravato® (esketamine nasal spray)—FDA-cleared, non-invasive therapies for the treatment of major depressive disorder and other mental health disorders, in the United States—today jointly-announced that they have entered into a three-year research collaboration agreement to explore delivery models for investigational COMP360 psilocybin treatment ("COMP360") upon regulatory approval by the U.S. Food and Drug Administration (“FDA”).

The collaboration will research and investigate models for the delivery of scalable, commercial COMP360 within healthcare systems, assuming FDA approval. The initial phase of the collaboration will comprise research into the delivery of COMP360 at treatment centers across the United States, such as through Greenbrook TMS’s current network of treatment centers, working with their patient populations, which include people suffering from treatment-resistant depression (TRD) and other mental health conditions.

In depth research will include exploring how to improve the patient care experience and gaining a better understanding of therapist needs and investigating the potential use and integration of digital tools within Greenbrook TMS’s existing care pathways.

COMP360 has been designated a “Breakthrough Therapy” by the FDA for TRD. Compass has commenced a phase 3 clinical program of COMP360 in TRD and intends to apply for FDA approval upon completion of clinical trials.

“Whilst we urgently need more innovative medicines in mental health care, it is just as essential to deliver them at pace to people in greatest need,” said Kabir Nath, Chief Executive Officer of Compass Pathways. “We’re pleased to enter into this research collaboration with Greenbrook TMS to learn how this can be optimized at scale and in the most cost-effective way for our healthcare systems if COMP360 receives regulatory approval.”

“We are proud to collaborate with Compass to explore how we can bring innovative treatments to patients safely and conveniently,” Bill Leonard, President and Chief Executive Officer of Greenbrook TMS. “Our depth of experience and nationwide presence offers a great platform for scaling new treatments that solve issues with awareness, geographic convenience and fiscal viability. Our team excels at navigating through barriers to care so that patients can receive and benefit from the latest therapeutics.”

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About Compass Pathways

Compass Pathways plc (Nasdaq: CMPS) is a biotechnology company dedicated to accelerating patient access to evidence-based innovation in mental health. Our focus is on improving the lives of those who are suffering with mental health challenges and who are not helped by current treatments. We are pioneering the development of a new model of psilocybin treatment, in which our proprietary formulation of synthetic psilocybin, COMP360, is administered in conjunction with psychological support. COMP360 has been designated a Breakthrough Therapy by the U.S. Food and Drug Administration (FDA) and has received Innovative Licensing and Access Pathway (ILAP) designation in the UK for treatment-resistant depression (TRD).

We have commenced a phase 3 clinical program of COMP360 psilocybin treatment in TRD, the largest randomized, controlled, double-blind psilocybin treatment clinical program ever conducted. Previously, we completed a phase 2b study with top line data showing a statistically significant (p<0.001) and clinically relevant improvement in depressive symptom severity after three weeks for patients who received a single 25mg dose of COMP360 psilocybin with psychological support. We are also conducting phase 2 clinical studies of COMP360 psilocybin treatment for post-traumatic stress disorder (PTSD) and anorexia nervosa.

Compass is headquartered in London, UK, with offices in New York and San Francisco in the United States. Our vision is a world of mental wellbeing. www.compasspathways.com

About Greenbrook TMS

Operating through 130 company-operated treatment centers, Greenbrook TMS is a leading provider of Transcranial Magnetic Stimulation (“TMS”) therapy and Spravato® (esketamine nasal spray), FDA-cleared, non-invasive therapies for the treatment of Major Depressive Disorder (“MDD”) and other mental health disorders, in the United States. TMS therapy provides local electromagnetic stimulation to specific brain regions known to be directly associated with mood regulation. Spravato® is offered to treat adults with treatment-resistant depression and depressive symptoms in adults with MDD with suicidal thoughts or actions. Greenbrook TMS has provided more than 1.3 million treatments to over 40,000 patients struggling with depression.

Availability of other information about Compass Pathways

Investors and others should note that Compass communicates with its investors and the public using its website (www.compasspathways.com), its investor relations website (ir.compasspathways.com), and on social media (LinkedIn), including but not limited to investor presentations and investor fact sheets, US Securities and Exchange Commission filings, press releases, public conference calls and webcasts. The information that Compass posts on these channels and websites could be deemed to be material information. As a result, Compass encourages investors, the media, and others interested in Compass to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on Compass’s investor relations website and may include additional social media channels. The contents of Compass’s website or these channels, or any other website that may be accessed from Compass’s website or these channels, shall not be deemed incorporated by reference in any filing under the United States Securities Act of 1933, as amended.

Forward-looking statements

Compass Pathways:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, forward-looking statements can be identified by terminology such as “may”, “will”, “could”, “would”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “potential” and “continue” and “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements include express or implied statements relating to, among other things, the safety or efficacy of investigational COMP360 psilocybin treatment as a treatment for depression, post-traumatic stress disorder or anorexia nervosa, the potential for the pivotal phase 3 program or other trials to support regulatory filings and approvals, Compass’s business strategy and goals, Compass’s plans, expectations and ability to achieve its goals related to this research collaboration agreement; Compass’s ability to continue to advance its research, obtain regulatory approval or develop plans to bring COMP360 psilocybin treatment to patients, and Compass’s expectations regarding the benefits of its investigational COMP360 psilocybin treatment. The forward-looking statements in this press release are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond Compass’s control and which could cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements.

These risks, uncertainties, and other factors include, among others: clinical development is lengthy and outcomes are uncertain, and therefore Compass’s clinical trials may be delayed or terminated; the results early-stage clinical trials of investigational COMP360 psilocybin treatment may not be predictive of the results of later stage clinical trials; Compass’s efforts to obtain marketing approval from the applicable regulatory authorities in any jurisdiction for COMP360 or any of future product candidates may be unsuccessful, and Compass’s efforts to obtain coverage and reimbursement for its investigational COMP360 psilocybin treatment, if approved, may be unsuccessful; the risk that this research collaboration with Greenbrook TMS will not continue or will not be successful; Greenbrook TMS’s willingness or ability to complete its obligations under the research collaboration agreement may be adversely affected by business combinations, restructurings or other corporate transactions, worsening of its financial position or significant changes in its strategy; and those risks and uncertainties described under the heading “Risk Factors” in Compass’s most recent annual report on Form 10-K or quarterly report on Form 10-Q and in other reports we have filed with the U.S. Securities and Exchange Commission (“SEC”) , which are available on the SEC’s website at www.sec.gov. Except as required by law, Compass disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this press release in the event of new information, future developments or otherwise. These forward-looking statements are based on Compass’s current expectations and speak only as of the date hereof.

Greenbrook TMS:

Certain statements contained in this press release, including statements relating to the research collaboration with Compass Pathways, the status of COMP360 regulatory approvals and the potential introduction of COMP360 psilocybin treatment at Greenbrook TMS centers, may constitute “forward-looking information” within the meaning of applicable securities laws in Canada and “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 (collectively, “forward-looking information”). Forward-looking information may also relate to anticipated events or results and may include information regarding Greenbrook TMS’s business, financial position, results of operations, business strategy, growth plans and strategies, technological development and implementation, budgets, operations, financial results, taxes, dividend policy, plans and objectives. Particularly, information regarding the research collaboration with Compass Pathways and COMP360 psilocybin treatment, may be forward-looking information. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “budget”, “scheduled”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “strategy”, “intends”, “anticipates”, “does not anticipate”, “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “should”, “could”, “would”, “might”, “will”, “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances.

Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by Greenbrook TMS as of the date of this press release, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: risks relating to regulatory approval of COMP360 psilocybin treatment and Greenbrook TMS’s ability to successfully execute its research collaboration with Compass Pathways; macroeconomic factors such as inflation and recessionary conditions, substantial doubt regarding Greenbrook TMS’s ability to continue as a going concern due to recurring losses from operations; inability to increase cash flow and/or raise sufficient capital to support Greenbrook TMS’s operating activities and fund its cash obligations, repay indebtedness and satisfy Greenbrook TMS’s working capital needs and debt obligations; prolonged decline in the price of Greenbrook TMS’s common shares (“Common Shares”) reducing Greenbrook TMS’s ability to raise capital; inability to satisfy debt covenants under Greenbrook TMS’s credit facility (the “Credit Facility”) and the potential acceleration of indebtedness; risks related to the resolution of Greenbrook TMS’s ongoing litigation with Benjamin Klein and compliance with the terms of their settlement agreement; risks related to the ability to continue to negotiate amendments to the Credit Facility to prevent a default; risks relating to Greenbrook TMS’s ability to deliver and execute on the previously-announced restructuring plan (the “Restructuring Plan”) and the possible failure to complete the Restructuring Plan on terms acceptable to Greenbrook TMS or its suppliers (including Neuronetics, Inc.), or at all; risks relating to maintaining an active, liquid and orderly trading market for Common Shares as a result of Greenbrook TMS’s recent delisting notification and potential inability to regain compliance with the Nasdaq Stock Market’s listing rules; risks relating to Greenbrook TMS’s ability to realize expected cost-savings and other anticipated benefits from the Restructuring Plan; risks related to Greenbrook TMS’s negative cash flows, liquidity and its ability to secure additional financing; increases in indebtedness levels causing a reduction in financial flexibility; inability to achieve or sustain profitability in the future; inability to secure additional financing to fund losses from operations and satisfy Greenbrook TMS’s debt obligations; risks relating to strategic alternatives, including restructuring or refinancing of Greenbrook TMS’s debt, seeking additional debt or equity capital, reducing or delaying Greenbrook TMS’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining bankruptcy protection, and the terms, value and timing of any transaction resulting from that process; claims made by or against Greenbrook TMS, which may be resolved unfavorably to us; risks relating to Greenbrook TMS’s dependence on Neuronetics, Inc. as its exclusive supplier of TMS devices. Additional risks and uncertainties are discussed in Greenbrook TMS’s materials filed with the Canadian securities regulatory authorities and the United States Securities and Exchange Commission from time to time, available at www.sedarplus.ca and www.sec.gov, respectively. These factors are not intended to represent a complete list of the factors that could affect Greenbrook TMS; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. The forward-looking statements contained in this press release are made as of the date of this press release, and Greenbrook TMS expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law.

Enquiries

Compass Pathways:

Media: Amy Lawrence, media@compasspathways.com, +44 7813 777 919

Investors: Stephen Schultz, stephen.schultz@compasspathways.com, +1 401 290 7324

Greenbrook TMS:

Glen Akselrod, Investor Relations

Contact Information: investorrelations@greenbrooktms.com

1-855-797-4867